Exhibit 10.27

SCOPE OF WORK: n/a   CAF NO.: 001   DATE: Feb. 28, 2011

P.O. NO.:	DESCRIPTION:	SELLER:
P.O. # E-00010 Moly033.01	Circuit & Phase 2 Mixers	Quinn Process Equipment Co.

PROCUREMENT: 1) COMPLETE SUMMARY OF CHANGE 2) ATTACH BACKUP DOCUMENTATION 3) FORWARD CAF TO PROJ. ENGINEERING

SUMMARY OF CHANGE: 1) Addition of secondary circuit mixers. 2) Revising circuit design.

COST IMPACT			SCHEDULE IMPACT		
ORIGINAL P.O. AMOUNT:	$	21,437,853.00	SCHEDULE EXTENSION:		WKS.
TOTAL PREVIOUS CHANGES:	$	0.00	SCHEDULE REDUCTION:		WKS.
AMOUNT THIS CAF:	$	4,553,920.00	NEW P.O. COMPLETION DATE:	Oct 2, 2012	
REVISED P.O. AMOUNT:	$	25,991,773.00			

(THE CHANGES IN THIS CAF WILL BE INCORPORATED INTO P.O. CHANGE ORDER NO.: 001)

BUYER: /s/ Charlet Davis   DATE: Feb. 28, 2011

ENGINEERING: 1) COMPLETE DESCRIPTION AND REASON FOR CHANGE 2) FORWARD CAF TO PROJECT CONTROLS

DESCRIPTION AND REASON FOR CHANGE: Addition of Phase 2 mixers.

	Y	N
TECHNICAL CHANGES APPROVED:	x	
REVISED EPR TO BE ISSUED:		

PROJECT CONTROLS: 1) ADD BUDGET INFORMATION 2) FORWARD CAF TO PROJECT MANAGER

BUDGET	CHANGE THIS CAF	FORECAST FINAL	VARIANCE	COMMITED TO DATE	REASON FOR VARIANCE

COMMENTS: N/A

COST CODE n/a   PROJECT CONTROLS n/a   DATE: n/a

/s/ Marc Privitera	2/28/11	/s/ Samar Adranly	2/28/11
PROJECT ENGINEER	DATE	PROJECT CONTROLS MANAGER, SAMAR ADRANLY	DATE
/s/ Charlet Davis	2/28/11	/s/ Todd Hancock	2/28/11
PROJECT PROCUREMENT MANAGER, CHARLET DAVIS	DATE	PROGRAM MANAGER, TODD HANCOCK	DATE
/s/ John Burba	2/28/11	/s/ Brock O'Kelley	2/28/11
MOLYCORP, DR. JOHN BURBA	DATE	MOLYCORP, BROCK O'KELLEY	DATE

RETURN COMPLETED FORM TO PROCUREMENT TO COMMIT AWARD